SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                              FORM 8-K


                            CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

                             March 21, 1997
                             Date of Report
                    (Date of earliest event reported)


                         FLEMING COMPANIES, INC.
            (Exact name of registrant as specified in its charter)


             Oklahoma                 1-8140                 48-0222760
       (State or other juris-        (Commission             (IRS Employer
       diction of incorporation)      File Number)           Identification)


                    6301 Waterford Boulevard, Box 26647
                      Oklahoma City, Oklahoma   73126
                   (Address of Principal Executive Offices)


                              (405) 840-7200
                         Registrant's telephone number,
                            including area code
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Item 5.      Other Events.

In March 1997, Fleming agreed to pay David's Supermarkets, Inc. ("David's"), $19.9 million in complete settlement of David's lawsuit against the company filed in the District Court of Johnston County, Texas. Fleming also agreed to release David's and its founder from Fleming's defamation suit filed in the U.S. District Court in Lubbock, Texas. Mutual exchange of releases, funding of the settlement and dismissals with prejudice are expected to occur within 30 days.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FLEMING COMPANIES, INC.

                                        KEVIN J. TWOMEY
                                        KEVIN J. TWOMEY
                                        Vice President - Controller
Date:  March 26, 1997